SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Oritani Financial Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

☐	$500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Oritani Financial Corp.

370 Pascack Road

Township of Washington, New Jersey 07676

March 26, 2008

Dear Oritani Financial Corp. Stockholders:

The purpose of this letter is to clarify that the Oritani Financial Corp. Special Meeting of Stockholders will be held at The Estate of Florentine Gardens, 97 Rivervale Road, River Vale, New Jersey on Tuesday, April 22, 2008 at 2:00 p.m. The Oritani Financial Corp. Proxy Statement that you previously received indicated the incorrect day of the week for the Special Meeting.

We have also enclosed a new proxy card for your use, indicating the various methods of voting (signing the proxy card, via the internet or telephonically). If you choose to vote by mail, we also have enclosed a return envelope for your convenience.

We apologize for any inconvenience this may have caused.

Sincerely,

Philip M. Wyks
Corporate Secretary Oritani Financial Corp.

REVOCABLE PROXY

ORITANI FINANCIAL CORP.

SPECIAL MEETING OF STOCKHOLDERS

Tuesday, April 22, 2008

2:00 P.M., Local Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Oritani Financial Corp. (the “Company”), hereby appoints the full Board of Directors, with full powers of substitution, as attorneys in fact and agents for and in the name of the undersigned, to vote such shares as the undersigned may be entitled to vote at the Special Meeting of Stockholders of the Company (the “Meeting”) to be held at The Estate at Florentine Gardens, 97 Rivervale Road, River Vale, New Jersey 07675, on Tuesday, April 22, 2008 at 2:00 p.m. local time, and at any and all adjournments thereof, as follows:

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE BOARD OF DIRECTORS IN ITS BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

À                    FOLD AND DETACH HERE                    À

ORITANI FINANCIAL CORP.  –  SPECIAL MEETING, APRIL 22, 2008

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.	Call toll free 1-866-860-0410 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2.	Via the Internet at https://www.proxyvotenow.com/orit and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

Special Meeting of Stockholders	Revocable Proxy Oritani Financial Corp.
TUESDAY, APRIL 22, 2008		Please mark as indicated in this example	☒

	For	Against	Abstain
1. The approval of the Oritani Financial Corp. 2007 Equity Incentive Plan.	☐	☐	☐	This Proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of Oritani Financial Corp. at or before the Meeting a written notice of revocation bearing a later date

2.      The transaction of such other business as may properly come before the Special Meeting, and any adjournments or postponement thereof.

In their discretion, the proxies are authorized to vote on such other matters as may properly come before the Special Meeting or any adjournment or postponement thereof.

The Board of Directors recommends a vote “FOR” the listed proposals.

than this Proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of Oritani Financial Corp. at or before the Meeting; (iii) using the Internet or telephone voting options; or (iv) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of this Proxy). If this Proxy is properly revoked as described above, then the power of the Board of Directors to act as attorney and proxy for the undersigned shall be deemed terminated and of no further force and effect.

				Mark here if you plan to attend the meeting	☐

				Mark here for address change and note change	☐

Please be sure to date and sign this proxy card in the box below.	Date	The undersigned acknowledges receipt from Oritani Financial Corp., prior to the execution of this Proxy, of
Sign above

Notice of Special Meeting and a Proxy Statement dated March 20, 2008.

Please sign exactly as your name(s) appear(s) above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

+	* * * IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW * * *	+

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL

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PROXY VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:

1.	By Mail; or

2.	By Telephone (using a Touch-Tone Phone); or

3.	By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3:00 a.m., April 22, 2008. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone Call Toll-Free on a Touch-Tone Phone anytime prior to 3:00 a.m., April 22, 2008: 1-866-860-0410	Vote by Internet anytime prior to 3:00 a.m., April 22, 2008 go to https://www.proxyvotenow.com/orit

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

Your vote is important!	.